UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 22, 2016 (February 22, 2016)

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Durham Hall, 52 Farm View Drive, New Gloucester, Maine		04260
(Address of principal executive offices)		(Zip Code)

Telephone: (207) 688-6363

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 22, 2016, AVANGRID, Inc. (the “Company”) issued a press release announcing its financial results for the twelve-month period ended December 31, 2015. The press release also announces the timing for the Company’s investor day event, which will feature presentations from the Company’s executive management team. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

The Company will conduct an audio-only financial presentation on Monday, February 22, 2016, beginning at 9:00 a.m. Eastern Time. The Company’s executive management will present an overview of the financial results followed by a question and answer session. Interested parties, including analysts, investors and the media, are able to listen live via the internet by logging onto the investor relations section of the Company’s website at http:// www.avangrid.com. Institutional investors can access the conference via Thomson Street Events (www.streetevents.com), a password-protected event management site. A copy of the Company’s presentation is furnished herewith as Exhibit 99.2 and incorporated by reference herein.

Pursuant to General Instruction B.2 of Form 8-K and SEC Release No. 33-8176, the information contained in Item 2.02 and 7.01 of this Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The presentation contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 8.01	Other Events

On February 22, 2016, the Company issued a press release announcing that its Board of Directors had declared a quarterly dividend of $0.432 per share on its common stock. This dividend is payable April 1, 2016 to shareholders of record at the close of business on March 10, 2016. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 22, 2016.

99.2	Fiscal Year 2015 Earnings Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.
(Registrant)

Dated: February 22, 2016	By:	/s/ R. Scott Mahoney
	Name:	R. Scott Mahoney
	Title:	General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 22, 2016.

99.2	Fiscal Year 2015 Earnings Presentation.